Exhibit 99.6

Town Hall July 8 th , 2021 © 2021 Hyperfine Confidential +

© 2021 Hyperfine Confidential 2 Disclaimers Important Information about the Business Combination and Where to Find It In connection with the proposed business combination (the “Business Combination”) among HealthCor Catalio Acquisition Corp . (“HealthCor Catalio” or the “Company”), Hyperfine, Inc . (“Hyperfine”) and Liminal Sciences, Inc . (“Liminal”) the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S - 4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination . The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement (the “Business Combination Agreement”), the Company and the Business Combination . After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement . Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www . sec . gov . In addition, the documents filed by HealthCor Catalio may be obtained free of charge from HealthCor Catalio’s website at www . hcspac . com or by written request to HealthCor Catalio at ir@hccspac . com . Participants in the Solicitation The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination . You can find information about the Company’s directors and executive officers and their ownership of the Company’s securities in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 , which was filed with the SEC on March 29 , 2021 , and is available free of charge at the SEC’s web site at www . sec . gov . Additional information regarding the interests of such participants will be contained in the Registration Statement when available . Hyperfine, Liminal and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination . A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available .

© 2021 Hyperfine Confidential 3 Disclaimers Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . The Company’s, Hyperfine’s and Liminal’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, the Company’s, Hyperfine’s and Liminal’s expectations with respect to future performance, development and commercialization of products and services, potential regulatory approvals, and anticipated financial impacts and other effects of the Business Combination, and the size and potential growth of current or future markets for, and the potential benefits of, Hyperfine’s, Liminal’s and the combined company’s products and services . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results . Most of these factors are outside the Company’s, Hyperfine’s and Liminal’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the ability of the Company, Hyperfine and Liminal to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the shareholders of the Company, Hyperfine and Liminal or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement ; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company, Hyperfine or Liminal following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close ; (3) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the Nasdaq Capital Market, as applicable, following the Business Combination ; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination ; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees ; (6) costs related to the Business Combination ; (7) changes in applicable laws or regulations ; (8) the inability of the combined company to raise financing in the future ; (9) the success, cost and timing of Hyperfine’s, Liminal’s and the combined company’s product development activities ; (10) the inability of Hyperfine, Liminal or the combined company to obtain and maintain regulatory clearance or approval for their products, and any related restrictions and limitations of any cleared or approved product ; (11) the inability of Hyperfine, Liminal or the combined company to identify, in - license or acquire additional technology ; (12) the inability of Hyperfine, Liminal or the combined company to maintain Hyperfine’s or Liminal’s existing or future license, manufacturing, supply and distribution agreements ; (13) the inability of Hyperfine, Liminal or the combined company to compete with other companies currently marketing or engaged in the development of products and services that Hyperfine or Liminal is currently marketing or developing ; (14) the size and growth potential of the markets for Hyperfine’s, Liminal’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others ; (15) the pricing of Hyperfine’s, Liminal’s and the combined company’s products and services and reimbursement for medical procedures conducted using Hyperfine’s, Liminal’s and the combined company’s products and services ; (16) Hyperfine’s, Liminal’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing ; (17) Hyperfine’s, Liminal’s and the combined company’s financial performance ; (18) the impact of COVID - 19 on Hyperfine’s and Liminal’s businesses and/or the ability of the parties to complete the Business Combination ; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC .

# Disclaimers

The Company, Hyperfine and Liminal caution that the foregoing list of factors is not exclusive. The Company, Hyperfine and Liminal caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company, Hyperfine and Liminal do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

**No Offer or Solicitation**
This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

**Industry and Market Data**
This presentation includes information and statistics regarding market participants in the sectors in which Hyperfine or Liminal compete and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. None of the information provided by the third-party sources has been independently verified. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners.

**Intellectual Property**
This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners and are incorporated for illustrative purposes only. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, C or R symbols. The Company, Hyperfine and Liminal do not intend the use or display of the trademarks, service marks, trade names or copyrights of such other companies herein to imply a relationship with, or endorsement or sponsorship of the Company, Hyperfine or Liminal by, these other companies.

© 2021 Hyperfine Confidential
4
HYPERFINE

© 2021 Hyperfine Confidential 5 • Today we announced that we have taken the first steps to become a public company • We are doing this through a business combination between Hyperfine, Liminal Sciences, and HealthCor Catalio Acquisition Corp., a SPAC (Special Purpose Acquisition Company) • We believe this is an incredibly strong validation of our commercial growth potential, and this will provide us with additional funding to support our key objectives • We’re doing this as a team, and our team (including all of you) is only going to be stronger going forward. This milestone wouldn’t be possible without YOU

© 2021 Hyperfine Confidential 1: Subject to regulatory authorization 6 Hyperfine + Liminal Sciences • Hyperfine is revolutionizing MRI access with its Swoop Ð portable MRI device. • Our technology enables the expansion of high - quality imaging to ER, OR, ICU, outpatient, and other non - hospital settings. • Liminal Sciences is working to make non - invasive brain monitoring as easy as taking blood pressure measurements. • Initial planned applications of our technology include conventional care settings such as ICUs • Long term, this technology carries potential in new care settings such as OR, ER, and outpatient care; and eventually the possibility to monitor patients at home 1 • Combining our teams is the next step in our mission to provide affordable and accessible imaging, sensing, and guided robotic intervention to revolutionize healthcare for people around the world.

© 2021 Hyperfine Confidential 7 Hyperfine + Liminal Sciences • We see a $70B+ addressable market opportunity across our ecosystem: • MR imaging • Brain monitoring • MRI - guided robotic intervention • We plan to deploy the capital from this transaction across our combined vision: • Expand MRI commercialization and invest in our V2 pipeline with machine learning applications • Develop brain vital sign sensing platform • Invest in guided intervention and consumables

© 2021 Hyperfine Confidential 8 The Hyperfine Ecosystem Democratizing Imaging, Sensing and Guided Intervention to cover the care continuum An ecosystem solution: Hardware, software, consumables, and applications powered by artificial intelligence Image (FDA cleared) Intervene (in development) Sense (in development)

# HealthCor Catalio Acquisition Corp

- HealthCor is an investment management firm focused on the global healthcare and life sciences industry
- Founded in 2005 by Joseph Healey and Arthur Cohen
- Partners all have 20+ years investing experience across numerous healthcare cycles
- Extensive Medtech product experience driving large percentage of historical attribution

HealthCor + CATALIO CAPITAL MANAGEMENT

- Completed $207 million SPAC IPO in January 2021. Deal 9x over-subscribed without warrant coverage
- Experienced SPAC BoD: Mike Weinstein, Taylor Harris, Kenan Turnacioglu and Dr. Chris Wolfgang
- Catalio founded by G. Petrocheilos and J. Vogelstein. GP consists of world-renowned scientist-entrepreneurs as well as Coatue Management, Duquesne & Alan Howard



**Joseph Healey**
HealthCor Founder and SPAC Chairman
Founding partner and Portfolio Manager at HealthCor with 25+ year investing experience.



**Chris Gaulin**
HealthCor Partner and SPAC CEO
Partner and Portfolio Manager at HealthCor with 20+ year investing experience.



**Charlie Nettleton**
HealthCor Senior Analyst
Medical Technology Sector Head at HealthCor with ~15 years investing experience.

© 2021 Hyperfine Confidential 9 HYPERFINE

© 2021 Hyperfine Confidential 10 Timeline • The next step involves HealthCor Catalio Acquisition Corp. filing a Form S - 4 registration statement and other filings with the Securities and Exchange Commission (SEC), which will provide additional information about the transaction and the company going forward. These filings will be publicly available. • The SEC will then engage in a comment and review process involving Form S - 4 registration statement. • Once the Form S - 4 registration statement is declared effective, and subject to certain other closing conditions of the transaction, we expect to complete the combination and become a public company with securities listed on the Nasdaq in the fourth quarter of 2021.

© 2021 Hyperfine Confidential 11 Keep Doing What You Do Best • Our jobs and our mission remain substantially the same . Now more than ever, it’s critically important to remain focused on delivering upon our near and long - term goals. • Employee pay and benefits remain at their current levels • Company structure, employee reporting lines, and office locations will remain in place through this transition • Compliance and company disclosure policies, as they apply to communications with the press, communications via social media, and trading in company securities will become extremely important from the point of this announcement forward • We will be working through public company - readiness requirements and will provide more information to employees before the closing • We are excited to have you on this journey with us to becoming a publicly listed company!

© 2021 Hyperfine Confidential 12 Key Takeaways • This is a big moment for Hyperfine and Liminal Sciences, and we believe this will be the beginning of an awesome new chapter for our companies • Keep doing what you’re doing – stay focused on our mission and telling our story • Follow communication and trading policies sent to you this morning • There will be follow - on meetings and FAQs to answer questions

Thank you for creating the future !